UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4186

John Hancock Income Securities Trust
(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer
200 Berkeley Street

Boston, Massachusetts 02116
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Income Securities Trust

Ticker: JHS
Annual report 10/31/18

A message to shareholders

Dear shareholder,

It has been a challenging year for fixed-income investors, as both short- and long-term yields rose steadily higher. Inflation fears sparked a sell-off in credit segments of the markets in early 2018, while a strong economy led the U.S. Federal Reserve (Fed) to continue normalizing monetary policy. Meanwhile, foreign bonds, especially emerging-market debt, suffered declines as the U.S. dollar strengthened against a range of major currencies. Recent questions about the solvency of some of the European Union's more heavily indebted nations also raised concerns.

Diversification in a fixed-income portfolio remains a time-tested strategy, but periods such as this year—when a number of typically uncorrelated markets moved in the same direction—do sometimes occur. They also tend to be relatively short-lived, and eventually fundamentals—including credit risk, the direction of interest rates, and foreign exchange rates—reassert themselves to drive performance.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Income Securities Trust

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
29	Financial statements
33	Financial highlights
34	Notes to financial statements
40	Report of independent registered public accounting firm
41	Tax information
42	Additional information
45	Continuation of investment advisory and subadvisory agreements
51	Trustees and Officers
55	More information

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to generate a high level of current income consistent with prudent investment risk.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/18 (%)

The Bloomberg Barclays U.S. Government/Credit Bond Index is an unmanaged index of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The performance data contained within this material represents past performance, which does not guarantee future results.

Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund's most recent performance can be found at jhinvestments.com or by calling 800-852-0218.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Challenging conditions for the fixed-income market

The U.S. Federal Reserve's ongoing interest-rate increase contributed to losses for most segments of the bond market.

The fund underperformed a comparative index

The fund posted a negative return and finished behind the Bloomberg Barclays U.S. Government/Credit Bond Index.

The fund's use of leverage detracted from results

The adverse effect of leverage—which amplifies the impact of falling bond prices—was somewhat offset by security selection and yield curve positioning.

PORTFOLIO COMPOSITION AS OF 10/31/18 (%)

A note about risks

As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of fund securities may negatively impact performance. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Mortgage- and asset-backed securities may be sensitive to changes in interest rates and may be subject to early repayment and the market's perception of issuer creditworthiness. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       3

Discussion of fund performance

An interview with Portfolio Manager Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

How would you describe the investment environment during the 12 months ended October 31, 2018?

The past year proved to be a challenging time for most segments of the bond market. The U.S. economy continued to expand at a faster-than-expected pace, with GDP growth coming in at 4.2% in the second quarter and on track for a gain north of 3.0% for 2018. Together with signs of rising inflation, the strength of the economy prompted the U.S. Federal Reserve (Fed) to tighten its monetary policy. In addition to enacting four quarter point interest-rate increases, the Fed continued to unwind its stimulative quantitative easing program. At the close of the period, it appeared the markets were pricing in expectations for another quarter point hike before year end, plus three more increases in 2019.

These developments were reflected in the U.S. Treasury market, where the yield on the 2-year note climbed from 1.60% to 2.87% during the fund's fiscal year. The 10-year yield, while experiencing a smaller gain, rose 0.77 percentage points, from 2.38% to 3.15% during the fund's fiscal year. The upward drift to Treasury yields weighed on performance across the investment-grade category, where mortgage-backed securities and corporate bonds both finished in negative territory. High-yield bonds, while delivering an unimpressive absolute return, nonetheless outpaced investment-grade issues due to the combination of improving economic conditions and generally positive investor risk appetites.

What factors helped and hurt the fund's results?

Leverage and asset allocation detracted from performance, but security selection and duration positioning contributed. Our use of leverage was the primary detractor from results. Leverage is the use of borrowed funds to increase a portfolio's market exposure, which allows it to hold a larger invested position than it would otherwise. The fund had $257.7 million in total assets at the end of October, with $92.0 million outstanding under a liability agreement. Since leverage increases the size of a portfolio's invested asset base, it can lead to a larger contribution from income and augment returns in a rising market. However, it can also exacerbate the impact of a market downturn such as that which occurred during the period. Additionally, the cost of leverage increased due to rising interest rates.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       4

Asset allocation also detracted. The fund was hurt by its modest position in the emerging markets, which finished with a negative return and trailed the United States by a wide margin. An allocation to Argentina was a particularly notable detractor, as the country's bonds plunged amid growing investor concerns about the combination of a rising current account deficit, higher inflation, surging interest rates, and the growing possibility of a recession. We maintained the position at the close of the period based on the country's ability and willingness to make its debt payments, as well as the attractive relative valuation of its bonds. On the plus side, we added value through allocations to high-yield bonds, asset-backed securities, and commercial mortgage-backed securities, all of which outperformed the broader investment-grade category. An underweight in U.S. Treasuries was an additional contributor.

Security selection was helpful for performance. Our bottom-up process worked well in both the high-yield and investment-grade corporate categories, offsetting some of the adverse impact from leverage and allocation.

The fund's positioning with respect to duration (interest-rate sensitivity) aided results. We kept

QUALITY COMPOSITION AS OF 10/31/18 (%)

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       5

duration below that of a comparative index, which insulated the portfolio from the full impact of rising yields. The portfolio's duration stood at 5.1 years on October 31, 2018, versus 6.3 years for the index. Our yield curve positioning was also additive to returns in the first half of the period. During this time, we held an underweight in the short end of the curve and a corresponding overweight in the five- to ten-year segment—a positive given that longer-term bonds outperformed. Later in the period, we moved to a more neutral stance, given the increasingly attractive yields for short-term issues.

Can you tell us about changes you made to the fund over the period?

Our effort to reduce the fund's risk profile was the primary thrust of our activity during the period. We reduced the portfolio's allocations to investment-grade corporates, high-yield bonds, and lower-rated nonagency commercial mortgage-backed securities (CMBS). In all cases, we believed yield spreads (i.e., the yield advantage over Treasuries) had fallen to unattractive levels. While we don't see an immediate threat to the credit sectors' performance, we thought it was prudent to reduce risk given that valuations had become more expensive. With the Fed raising rates and the economic cycle quite advanced by historical measures, we saw less favorable risk/reward profiles in areas where yield spreads were at or near multi-year lows.

We redeployed the majority of the proceeds of these sales into agency mortgage-backed securities (MBS). We believed this category offered a potential opportunity due to its high quality, above-average liquidity, and competitive yields relative to corporates. In addition, rising interest rates translated to a lower level of mortgage refinancing risk. The fund held 26.7% of net assets in agency MBS as of October 31, 2018, up from 13.8% a year earlier.

Our shifts within the corporate space represented another aspect of our risk-reduction process. We made a larger reduction in the industrials sector than we did in financials, since we believed the former was more vulnerable to a possible slowdown in economic growth. We also saw a higher likelihood of merger-and-acquisition activity in industrials relative to financials, which represented a potential risk, given that the bonds of acquiring companies tend to underperform.

COUNTRY COMPOSITION AS OF 10/31/18 (%)

United States	86.4
United Kingdom	3.0
Netherlands	2.0
France	1.8
Canada	1.4
Ireland	1.0
Other countries	4.4
TOTAL	100.0
As a percentage of total investments.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       6

We believe these changes, taken together, enabled us to reduce the portfolio's risk exposure while still maintaining a competitive yield.

What's your view on the overall investment picture?

We believe the fundamentals of the credit sectors remain positive due to the backdrop of healthy economic growth and robust corporate earnings. However, we also see the possibility of higher market volatility stemming from Fed policy. The Fed has now raised interest rates a total of eight times in the current cycle, bringing its benchmark federal funds rate closer to a normalized level after the multi-year period of zero interest rates that followed the 2007/2008 financial crisis. This indicates that the Fed may now begin to take a more data-dependent—and less predictable—approach to its policy decisions. Individual economic reports are therefore likely to take on a greater importance for investors, which in turn would translate to higher volatility. We anticipate that this could represent a fertile environment for active investors to take advantage of market dislocations by purchasing securities at attractive valuations. We believe the fund, through an increased weighting in liquid investments, is well positioned to capitalize on this set of circumstances.

MANAGED BY

Jeffrey N. Given, CFA On the fund since 2002 Investing since 1993
Howard C. Greene, CFA On the fund since 2002 Investing since 1979

The views expressed in this report are exclusively those of Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       7

Fund’s investments
AS OF 10-31-18
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 47.1% (30.6% of Total investments)				$77,958,555
(Cost $81,247,408)
U.S. Government 5.9%				9,826,388
U.S. Treasury
Bond (A)(B)	3.125	05-15-48	3,990,000	3,793,461
Note (A)(B)	2.875	08-15-28	6,175,000	6,032,927
U.S. Government Agency 41.2%				68,132,167
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	3.000	03-01-43	618,273	591,078
30 Yr Pass Thru	3.500	07-01-46	2,393,716	2,343,265
30 Yr Pass Thru	3.500	10-01-46	779,848	761,706
30 Yr Pass Thru	3.500	12-01-46	461,489	451,329
30 Yr Pass Thru	3.500	02-01-47	2,412,324	2,357,711
30 Yr Pass Thru	4.000	04-01-46	2,260,513	2,270,670
30 Yr Pass Thru	4.000	04-01-47	2,297,913	2,306,442
30 Yr Pass Thru	4.000	05-01-47	2,283,898	2,292,018
30 Yr Pass Thru	4.000	06-01-47	2,493,079	2,509,345
30 Yr Pass Thru	4.000	03-01-48	1,977,828	1,987,333
30 Yr Pass Thru	4.500	09-01-41	1,132,814	1,171,836
Federal National Mortgage Association
30 Yr Pass Thru	3.000	12-01-42	2,103,815	2,008,796
30 Yr Pass Thru	3.000	07-01-43	668,852	637,807
30 Yr Pass Thru	3.500	12-01-42	2,982,009	2,928,223
30 Yr Pass Thru	3.500	01-01-43	2,557,053	2,510,932
30 Yr Pass Thru	3.500	04-01-45	1,194,571	1,169,292
30 Yr Pass Thru	3.500	11-01-46	2,475,305	2,419,056
30 Yr Pass Thru	3.500	07-01-47	2,798,243	2,732,906
30 Yr Pass Thru	3.500	07-01-47	2,045,413	2,003,407
30 Yr Pass Thru	3.500	11-01-47	1,058,806	1,033,753
30 Yr Pass Thru	4.000	10-01-40	236,486	238,849
30 Yr Pass Thru	4.000	09-01-41	1,489,558	1,504,443
30 Yr Pass Thru	4.000	09-01-41	413,937	418,073
30 Yr Pass Thru	4.000	09-01-41	826,513	834,256
30 Yr Pass Thru	4.000	10-01-41	1,238,808	1,251,187
30 Yr Pass Thru	4.000	06-01-46	2,320,877	2,327,388
30 Yr Pass Thru	4.000	02-01-47	3,569,018	3,586,838
30 Yr Pass Thru	4.000	06-01-47	2,129,890	2,137,330
30 Yr Pass Thru	4.000	06-01-47	3,811,362	3,830,392
30 Yr Pass Thru	4.000	11-01-47	2,835,479	2,848,750
30 Yr Pass Thru	4.000	12-01-47	982,799	987,706
30 Yr Pass Thru	4.000	01-01-48	3,669,867	3,675,575
30 Yr Pass Thru	4.000	04-01-48	2,920,823	2,930,387
30 Yr Pass Thru	4.500	07-01-41	2,078,227	2,149,182
30 Yr Pass Thru	4.500	07-01-48	2,502,769	2,564,756
8	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	5.000	04-01-41	259,685	$275,408

30 Yr Pass Thru	5.500	08-01-40	78,607	84,742
Foreign government obligations 0.5% (0.4% of Total investments)				$903,389
(Cost $1,071,773)
Argentina 0.4%				654,714
Provincia de Buenos Aires Bond (C)	7.875	06-15-27	390,000	306,739
Republic of Argentina Bond (A)(B)	5.875	01-11-28	449,000	347,975
Qatar 0.1%				248,675
Government of Qatar Bond (C)	5.103	04-23-48	245,000	248,675

Corporate bonds 80.1% (52.0% of Total investments)				$132,703,759
(Cost $135,500,231)
Communication services 10.2%				16,826,342
Diversified telecommunication services 3.2%
AT&T, Inc. (A)(B)	3.875	08-15-21	800,000	802,956
C&W Senior Financing DAC (A)(B)(C)	6.875	09-15-27	270,000	257,175
Cablevision SA (C)	6.500	06-15-21	180,000	175,950
Cincinnati Bell, Inc. (A)(B)(C)	7.000	07-15-24	355,000	319,500
GCI LLC	6.875	04-15-25	265,000	273,446
Iridium Communications, Inc. (C)	10.250	04-15-23	75,000	81,750
Liquid Telecommunications Financing PLC (C)	8.500	07-13-22	205,000	208,965
Radiate Holdco LLC (A)(B)(C)	6.625	02-15-25	245,000	229,075
Radiate Holdco LLC (C)	6.875	02-15-23	87,000	83,520
Sprint Spectrum Company LLC (B)(C)	3.360	03-20-23	195,000	193,050
Telecom Italia Capital SA	7.200	07-18-36	365,000	358,207
Telecom Italia SpA (A)(B)(C)	5.303	05-30-24	250,000	235,625
UPC Holding BV (C)	5.500	01-15-28	205,000	189,625
Verizon Communications, Inc. (B)	4.400	11-01-34	260,000	245,595
Verizon Communications, Inc. (B)	4.672	03-15-55	295,000	265,904
Verizon Communications, Inc. (B)	4.862	08-21-46	830,000	794,168
Verizon Communications, Inc. (B)	5.012	08-21-54	255,000	240,336
West Corp. (A)(B)(C)	8.500	10-15-25	125,000	112,813
Windstream Services LLC (C)	10.500	06-30-24	219,000	177,390
Entertainment 0.9%
Activision Blizzard, Inc. (B)	3.400	09-15-26	271,000	254,466
Electronic Arts, Inc. (B)	4.800	03-01-26	460,000	472,280
Lions Gate Capital Holdings LLC (C)	5.875	11-01-24	147,000	147,735
Netflix, Inc. (A)(B)(C)	4.875	04-15-28	280,000	256,900
Netflix, Inc. (C)	5.875	11-15-28	400,000	393,000
Interactive media and services 0.2%
Rackspace Hosting, Inc. (A)(B)(C)	8.625	11-15-24	255,000	239,700
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	9

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Media 5.1%
21st Century Fox America, Inc.	7.750	01-20-24	1,020,000	$1,181,218
Altice Financing SA (A)(B)(C)	6.625	02-15-23	375,000	371,175
Cablevision Systems Corp. (A)(B)	5.875	09-15-22	210,000	211,050
CBS Corp. (B)	3.375	03-01-22	132,000	129,920
CBS Corp. (B)	3.700	08-15-24	205,000	198,524
Cengage Learning, Inc. (C)	9.500	06-15-24	321,000	275,659
Cequel Communications Holdings I LLC (A)(B)(C)	7.500	04-01-28	205,000	212,476
Charter Communications Operating LLC (A)(B)	4.200	03-15-28	580,000	543,410
Charter Communications Operating LLC (A)(B)	5.750	04-01-48	485,000	457,880
Charter Communications Operating LLC	6.484	10-23-45	606,000	619,369
Clear Channel Worldwide Holdings, Inc. (A)(B)	6.500	11-15-22	289,000	293,393
McGraw-Hill Global Education Holdings LLC (A)(B)(C)	7.875	05-15-24	195,000	165,994
MDC Partners, Inc. (A)(B)(C)	6.500	05-01-24	270,000	221,400
Meredith Corp. (A)(B)(C)	6.875	02-01-26	381,000	381,000
Midcontinent Communications (C)	6.875	08-15-23	140,000	145,600
Myriad International Holdings BV (C)	5.500	07-21-25	400,000	408,280
National CineMedia LLC	6.000	04-15-22	109,000	110,090
Sinclair Television Group, Inc. (A)(B)(C)	5.625	08-01-24	335,000	320,763
Sirius XM Radio, Inc. (A)(B)(C)	5.000	08-01-27	503,000	472,664
Sirius XM Radio, Inc. (A)(B)(C)	5.375	07-15-26	260,000	254,280
Tribune Media Company (A)(B)	5.875	07-15-22	260,000	263,250
Viacom, Inc. (B)	4.375	03-15-43	161,000	131,771
Viacom, Inc. (B)	5.850	09-01-43	248,000	247,575
Viacom, Inc. (6.250% to 2-28-27, then 3 month LIBOR + 3.899%)	6.250	02-28-57	260,000	250,682
Warner Media LLC (B)	3.800	02-15-27	275,000	257,469
WMG Acquisition Corp. (C)	4.875	11-01-24	165,000	160,875
WMG Acquisition Corp. (C)	5.500	04-15-26	175,000	170,625
Wireless telecommunication services 0.8%
CC Holdings GS V LLC (B)	3.849	04-15-23	350,000	346,353
MTN Mauritius Investments, Ltd. (C)	4.755	11-11-24	225,000	201,219
Oztel Holdings SPC, Ltd. (C)	6.625	04-24-28	230,000	225,359
Sprint Capital Corp.	6.875	11-15-28	305,000	299,663
Sprint Corp. (A)(B)	7.875	09-15-23	270,000	288,225
Consumer discretionary 6.1%				10,172,151
Auto components 0.2%
Lear Corp. (B)	5.250	01-15-25	254,000	260,200
Automobiles 2.3%
Daimler Finance North America LLC (C)	3.750	11-05-21	431,000	430,599
Ford Motor Company (A)(B)	4.750	01-15-43	145,000	113,949
Ford Motor Credit Company LLC	3.813	10-12-21	595,000	582,522
Ford Motor Credit Company LLC (B)	5.875	08-02-21	928,000	960,795
General Motors Company (A)(B)	4.875	10-02-23	507,000	513,157
10	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Automobiles (continued)
General Motors Financial Company, Inc. (B)	3.550	04-09-21	295,000	$292,274
General Motors Financial Company, Inc.	4.000	01-15-25	404,000	382,524
General Motors Financial Company, Inc.	4.300	07-13-25	333,000	318,508
JB Poindexter & Company, Inc. (C)	7.125	04-15-26	74,000	76,220
Nissan Motor Acceptance Corp. (A)(B)(C)	3.650	09-21-21	200,000	200,345
Diversified consumer services 0.2%
frontdoor, Inc. (C)	6.750	08-15-26	83,000	84,660
Graham Holdings Company (C)	5.750	06-01-26	85,000	85,638
Laureate Education, Inc. (A)(B)(C)	8.250	05-01-25	170,000	182,325
Hotels, restaurants and leisure 0.8%
CCM Merger, Inc. (C)	6.000	03-15-22	195,000	198,413
Eldorado Resorts, Inc. (A)(B)(C)	6.000	09-15-26	125,000	122,656
Eldorado Resorts, Inc.	7.000	08-01-23	130,000	136,500
GLP Capital LP	5.375	04-15-26	265,000	263,344
Hilton Domestic Operating Company, Inc. (A)(B)(C)	5.125	05-01-26	140,000	136,850
Hilton Grand Vacations Borrower LLC	6.125	12-01-24	130,000	131,300
International Game Technology PLC (A)(B)(C)	6.500	02-15-25	225,000	227,813
Jacobs Entertainment, Inc. (C)	7.875	02-01-24	124,000	130,665
Waterford Gaming LLC (C)(D)(E)	8.625	09-15-14	99,739	0
Household durables 0.2%
Beazer Homes USA, Inc. (A)(B)	8.750	03-15-22	370,000	373,700
Internet and direct marketing retail 1.8%
Amazon.com, Inc. (B)	3.150	08-22-27	660,000	621,655
Amazon.com, Inc. (A)(B)	4.050	08-22-47	328,000	307,250
Expedia Group, Inc.	3.800	02-15-28	582,000	525,709
Expedia Group, Inc.	5.000	02-15-26	705,000	706,021
QVC, Inc. (B)	4.375	03-15-23	325,000	319,183
QVC, Inc. (B)	5.125	07-02-22	240,000	243,033
QVC, Inc.	5.450	08-15-34	315,000	279,162
Leisure products 0.1%
Vista Outdoor, Inc.	5.875	10-01-23	255,000	244,800
Multiline retail 0.4%
Dollar Tree, Inc. (B)	4.200	05-15-28	641,000	606,481
Specialty retail 0.1%
L Brands, Inc.	6.875	11-01-35	134,000	113,900
Consumer staples 2.1%				3,575,572
Beverages 1.2%
Anheuser-Busch InBev Worldwide, Inc. (A)(B)	4.600	04-15-48	285,000	256,586
Coca-Cola European Partners PLC (B)	4.500	09-01-21	1,000,000	1,017,823
Constellation Brands, Inc. (B)	3.200	02-15-23	293,000	283,981
Keurig Dr. Pepper, Inc. (B)(C)	3.551	05-25-21	495,000	492,693
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	11

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Food and staples retailing 0.1%
Simmons Foods, Inc. (C)	5.750	11-01-24	170,000	$124,950
Food products 0.3%
Conagra Brands, Inc. (A)(B)	3.800	10-22-21	193,000	193,448
Kraft Heinz Foods Company (C)	4.875	02-15-25	221,000	224,194
Kraft Heinz Foods Company (B)	5.200	07-15-45	165,000	154,929
Household products 0.1%
Kronos Acquisition Holdings, Inc. (C)	9.000	08-15-23	214,000	187,250
Personal products 0.3%
Natura Cosmeticos SA (A)(B)(C)	5.375	02-01-23	355,000	346,040
Revlon Consumer Products Corp. (A)(B)	6.250	08-01-24	293,000	166,278
Tobacco 0.1%
Vector Group, Ltd. (C)	6.125	02-01-25	140,000	127,400
Energy 9.9%				16,351,211
Energy equipment and services 0.8%
Antero Midstream Partners LP	5.375	09-15-24	275,000	268,125
Archrock Partners LP	6.000	04-01-21	271,000	268,290
Archrock Partners LP	6.000	10-01-22	202,000	199,980
CSI Compressco LP	7.250	08-15-22	344,000	319,920
CSI Compressco LP (C)	7.500	04-01-25	203,000	203,508
Oil, gas and consumable fuels 9.1%
Andeavor Logistics LP	4.250	12-01-27	164,000	156,108
Andeavor Logistics LP (B)	5.250	01-15-25	140,000	142,800
Andeavor Logistics LP (B)	6.375	05-01-24	265,000	280,105
Antero Resources Corp. (A)(B)	5.125	12-01-22	307,000	304,889
Cenovus Energy, Inc.	4.450	09-15-42	370,000	306,415
Cheniere Corpus Christi Holdings LLC (A)(B)	5.125	06-30-27	393,000	385,140
Cheniere Corpus Christi Holdings LLC	5.875	03-31-25	160,000	164,400
Chesapeake Energy Corp.	7.500	10-01-26	160,000	156,800
Cimarex Energy Company	4.375	06-01-24	235,000	233,986
Colorado Interstate Gas Company LLC (A)(B)(C)	4.150	08-15-26	233,000	225,734
Columbia Pipeline Group, Inc. (B)	4.500	06-01-25	198,000	198,987
Continental Resources, Inc. (B)	5.000	09-15-22	521,000	525,691
DCP Midstream LP (7.375% to 12-15-22, then 3 month LIBOR + 5.148%) (F)	7.375	12-15-22	310,000	297,019
DCP Midstream Operating LP (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (C)	5.850	05-21-43	441,000	394,695
Diamondback Energy, Inc. (C)	4.750	11-01-24	193,000	187,693
Enbridge Energy Partners LP (B)	4.375	10-15-20	395,000	400,267
Enbridge Energy Partners LP (3 month LIBOR + 3.798%) (A)(B)(G)	6.194	10-01-77	265,000	262,378
Enbridge, Inc. (5.500% to 7-15-27, then 3 month LIBOR + 3.418%) (A)(B)	5.500	07-15-77	340,000	302,239
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%)	6.250	03-01-78	294,000	275,234
12	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Energy Transfer LP (A)(B)	5.875	01-15-24	199,000	$208,950
Energy Transfer Operating LP (B)	4.200	04-15-27	130,000	122,663
Energy Transfer Operating LP (B)	5.150	03-15-45	345,000	304,329
Energy Transfer Partners LP (A)(B)	5.000	10-01-22	95,000	97,886
Energy Transfer Partners LP	5.875	03-01-22	90,000	94,740
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month LIBOR + 3.033%) (B)	5.250	08-16-77	516,000	462,132
Kinder Morgan Energy Partners LP (B)	3.500	03-01-21	500,000	497,729
Kinder Morgan Energy Partners LP (B)	7.750	03-15-32	195,000	236,507
MPLX LP (B)	4.000	03-15-28	313,000	293,983
Murphy Oil Corp. (A)(B)	5.750	08-15-25	164,000	163,131
Newfield Exploration Company	5.625	07-01-24	139,000	143,170
Newfield Exploration Company (A)(B)	5.750	01-30-22	160,000	165,000
ONEOK Partners LP (B)	5.000	09-15-23	162,000	166,819
Parsley Energy LLC (A)(B)(C)	5.625	10-15-27	231,000	227,713
Petrobras Global Finance BV (A)(B)	7.375	01-17-27	545,000	565,628
Petro-Canada (B)	9.250	10-15-21	1,000,000	1,149,403
Petroleos Mexicanos (A)(B)	4.875	01-24-22	325,000	321,630
Petroleos Mexicanos	5.375	03-13-22	85,000	84,983
Sabine Pass Liquefaction LLC (B)	4.200	03-15-28	261,000	248,376
Sabine Pass Liquefaction LLC (B)	5.000	03-15-27	245,000	246,163
Sabine Pass Liquefaction LLC	5.750	05-15-24	425,000	450,125
Sabine Pass Liquefaction LLC (B)	5.875	06-30-26	147,000	156,076
SM Energy Company (A)(B)	6.625	01-15-27	60,000	60,300
Sunoco Logistics Partners Operations LP (B)	3.900	07-15-26	460,000	427,285
Sunoco Logistics Partners Operations LP (B)	4.400	04-01-21	377,000	381,374
Sunoco Logistics Partners Operations LP (B)	5.400	10-01-47	240,000	218,550
Tallgrass Energy Partners LP (C)	4.750	10-01-23	222,000	219,641
Tapstone Energy LLC (C)	9.750	06-01-22	105,000	92,925
Targa Resources Partners LP (A)(B)(C)	5.875	04-15-26	220,000	221,238
Teekay Offshore Partners LP (C)	8.500	07-15-23	235,000	237,938
The Williams Companies, Inc. (A)(B)	3.750	06-15-27	355,000	330,577
The Williams Companies, Inc.	4.550	06-24-24	525,000	528,476
The Williams Companies, Inc. (A)(B)	5.750	06-24-44	315,000	316,135
WPX Energy, Inc.	5.250	09-15-24	100,000	98,750
YPF SA (C)	8.500	07-28-25	370,000	350,483
Financials 22.4%				37,037,260
Banks 12.3%
Australia & New Zealand Banking Group, Ltd. (6.750% to 6-15-26, then 5 Year U.S. ISDAFIX + 5.168%) (C)(F)	6.750	06-15-26	200,000	205,250
Banco Santander SA (B)	4.379	04-12-28	200,000	186,379
Bank of America Corp. (B)	3.950	04-21-25	425,000	412,184
Bank of America Corp. (B)	4.200	08-26-24	170,000	168,824
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	13

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Bank of America Corp. (B)	4.250	10-22-26	159,000	$154,416
Bank of America Corp. (B)	4.450	03-03-26	580,000	573,976
Bank of America Corp. (6.300% to 3-10-26, then 3 month LIBOR + 4.553%) (F)	6.300	03-10-26	610,000	642,788
Barclays Bank PLC (B)(C)	10.179	06-12-21	475,000	540,180
Barclays PLC (A)(B)	4.375	01-12-26	340,000	326,329
Barclays PLC (7.750% to 9-15-23, then 5 Year U.S. Swap Rate + 4.842%) (A)(B)(F)	7.750	09-15-23	275,000	274,368
BNP Paribas SA (7.000% to 8-16-28, then 5 Year U.S. Swap Rate + 3.980%) (A)(B)(C)(F)	7.000	08-16-28	260,000	256,100
BPCE SA (B)(C)	4.500	03-15-25	475,000	459,284
BPCE SA (B)(C)	5.700	10-22-23	1,145,000	1,185,341
Citigroup, Inc. (B)	4.600	03-09-26	586,000	581,544
Citigroup, Inc. (B)	5.500	09-13-25	165,000	173,066
Citigroup, Inc. (6.250% to 8-15-26, then 3 month LIBOR + 4.517%) (A)(B)(F)	6.250	08-15-26	525,000	536,156
Cooperatieve Rabobank UA (11.000% to 6-30-19, then 3 month LIBOR + 10.868%) (B)(C)(F)	11.000	06-30-19	1,000,000	1,046,000
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (C)(F)	7.875	01-23-24	600,000	620,324
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (A)(B)(F)	5.100	06-30-23	420,000	400,050
Freedom Mortgage Corp. (A)(B)(C)	8.125	11-15-24	259,000	239,575
Freedom Mortgage Corp. (C)	8.250	04-15-25	105,000	97,125
HSBC Holdings PLC (6.375% to 9-17-24, then 5 Year U.S. ISDAFIX + 3.705%) (B)(F)	6.375	09-17-24	200,000	193,800
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year U.S. ISDAFIX + 5.514%) (B)(F)	6.875	06-01-21	340,000	352,325
HSBC Holdings PLC (3.950% to 5-18-23, then 3 month LIBOR + 0.987%) (B)	3.950	05-18-24	495,000	489,899
ING Bank NV (B)(C)	5.800	09-25-23	1,000,000	1,047,189
JPMorgan Chase & Co. (B)	3.200	06-15-26	410,000	383,735
JPMorgan Chase & Co. (3.514% to 6-18-21, then 3 month LIBOR + 0.610%) (B)	3.514	06-18-22	710,000	708,814
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (A)(B)(F)	6.750	02-01-24	805,000	858,533
Lloyds Banking Group PLC (A)(B)	4.450	05-08-25	745,000	741,192
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (A)(B)(F)	7.500	06-27-24	385,000	388,369
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) (B)(F)	5.125	11-01-26	345,000	338,531
Regions Bank (3.374% to 8-13-20, then 3 month LIBOR + 0.500%) (A)(B)	3.374	08-13-21	504,000	501,510
Santander Holdings USA, Inc. (B)	3.400	01-18-23	270,000	257,742
Santander Holdings USA, Inc. (B)	3.700	03-28-22	469,000	460,501
Santander UK Group Holdings PLC (C)	4.750	09-15-25	365,000	350,542
Societe Generale SA (7.375% to 9-13-21, then 5 Year U.S. Swap Rate + 6.238%) (B)(C)(F)	7.375	09-13-21	340,000	344,675
14	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Societe Generale SA (8.000% to 9-29-25, then 5 Year U.S. ISDAFIX + 5.873%) (A)(B)(C)(F)	8.000	09-29-25	420,000	$426,300
Societe Generale SA (8.250% to 11-29-18, then 5 Year U.S. Swap Rate + 6.394%) (B)(F)	8.250	11-29-18	385,000	386,143
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (B)(F)	4.850	06-01-23	335,000	323,275
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (B)(F)	6.750	08-01-21	545,000	574,975
The Royal Bank of Scotland Group PLC	3.875	09-12-23	480,000	461,800
The Royal Bank of Scotland Group PLC (8.000% to 8-10-25, then 5 Year U.S. Swap Rate + 5.720%) (A)(B)(F)	8.000	08-10-25	200,000	206,375
The Royal Bank of Scotland Group PLC (8.625% to 8-15-21, then 5 Year U.S. Swap Rate + 7.598%) (F)	8.625	08-15-21	200,000	210,250
Wells Fargo & Company, Series K (3 month LIBOR + 3.770%) (F)(G)	6.104	12-15-18	370,000	372,775
Wells Fargo & Company, Series U (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (B)(F)	5.875	06-15-25	975,000	1,004,250
Capital markets 2.1%
Ares Capital Corp. (B)	3.625	01-19-22	290,000	284,061
Credit Suisse Group AG (7.500% to 12-11-23, then 5 Year U.S. Swap Rate + 4.598%) (A)(B)(C)(F)	7.500	12-11-23	295,000	307,171
Credit Suisse Group AG (7.500% to 7-17-23, then 5 Year U.S. Swap Rate + 4.600%) (B)(C)(F)	7.500	07-17-23	310,000	315,425
FS Investment Corp. (B)	4.000	07-15-19	435,000	435,830
FS Investment Corp. (B)	4.250	01-15-20	290,000	290,875
Macquarie Bank, Ltd. (A)(B)(C)	4.875	06-10-25	520,000	512,122
Morgan Stanley (B)	3.875	01-27-26	400,000	387,550
Stifel Financial Corp. (A)(B)	4.250	07-18-24	217,000	216,115
The Goldman Sachs Group, Inc. (B)	3.850	01-26-27	685,000	656,475
Consumer finance 2.7%
Ally Financial, Inc. (A)(B)	5.125	09-30-24	645,000	655,481
Avolon Holdings Funding, Ltd. (A)(B)(C)	5.125	10-01-23	225,000	220,781
Capital One Financial Corp. (A)(B)	3.450	04-30-21	465,000	462,981
Capital One Financial Corp. (B)	3.500	06-15-23	1,335,000	1,305,543
Credit Acceptance Corp.	6.125	02-15-21	395,000	395,909
Credito Real SAB de CV (C)	7.250	07-20-23	200,000	199,500
Credito Real SAB de CV (9.125% to 11-29-22, then 10 Year CMT + 7.026%) (C)(F)	9.125	11-29-22	225,000	220,727
Discover Financial Services	3.950	11-06-24	458,000	447,658
Discover Financial Services	4.100	02-09-27	124,000	116,904
Discover Financial Services (B)	5.200	04-27-22	85,000	87,790
Enova International, Inc. (C)	8.500	09-01-24	58,000	54,520
Enova International, Inc. (C)	8.500	09-15-25	260,000	246,350
Springleaf Finance Corp. (A)(B)	6.875	03-15-25	105,000	100,538
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	15

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Diversified financial services 1.4%
ASP AMC Merger Sub, Inc. (C)	8.000	05-15-25	205,000	$153,750
Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust (C)	6.125	11-30-21	84,173	85,655
Jefferies Financial Group, Inc. (B)	5.500	10-18-23	655,000	677,525
Jefferies Group LLC (B)	4.150	01-23-30	365,000	318,502
Jefferies Group LLC (B)	4.850	01-15-27	422,000	405,429
Refinitiv US Holdings, Inc. (A)(B)(C)	6.250	05-15-26	43,000	42,785
Refinitiv US Holdings, Inc. (A)(B)(C)	8.250	11-15-26	69,000	66,930
Trident Merger Sub, Inc. (A)(B)(C)	6.625	11-01-25	85,000	79,475
Voya Financial, Inc. (5.650% to 5-15-23, then 3 month LIBOR + 3.580%)	5.650	05-15-53	463,000	456,055
Insurance 3.0%
Aquarius & Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24	435,000	441,177
AXA SA (B)	8.600	12-15-30	175,000	222,250
Brighthouse Financial, Inc. (B)	3.700	06-22-27	595,000	512,768
CNO Financial Group, Inc.	5.250	05-30-25	293,000	295,564
Liberty Mutual Group, Inc. (7.800% to 3-15-37, then 3 month LIBOR + 3.576%) (C)	7.800	03-07-87	705,000	807,225
MetLife, Inc. (6.400% to 12-15-36, then 3 month LIBOR + 2.205%) (A)(B)	6.400	12-15-66	355,000	368,135
MetLife, Inc. (9.250% to 4-8-38, then 3 month LIBOR + 5.540%) (B)(C)	9.250	04-08-68	315,000	417,375
Nationstar Mortgage Holdings, Inc. (C)	8.125	07-15-23	160,000	162,800
Nationstar Mortgage Holdings, Inc. (C)	9.125	07-15-26	128,000	130,586
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (C)	5.100	10-16-44	365,000	365,913
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%) (A)(B)	5.875	09-15-42	737,000	766,849
Teachers Insurance & Annuity Association of America (B)(C)	4.270	05-15-47	430,000	402,628
Thrifts and mortgage finance 0.9%
Ladder Capital Finance Holdings LLLP (C)	5.250	03-15-22	95,000	94,525
Ladder Capital Finance Holdings LLLP (C)	5.250	10-01-25	148,000	137,270
MGIC Investment Corp.	5.750	08-15-23	99,000	101,475
Quicken Loans, Inc. (A)(B)(C)	5.250	01-15-28	235,000	208,563
Quicken Loans, Inc. (C)	5.750	05-01-25	550,000	530,063
Radian Group, Inc.	4.500	10-01-24	144,000	138,600
Radian Group, Inc.	5.250	06-15-20	99,000	100,733
Stearns Holdings LLC (C)	9.375	08-15-20	164,000	163,590
Health care 4.3%				7,121,687
Biotechnology 0.3%
Shire Acquisitions Investments Ireland DAC (B)	3.200	09-23-26	473,000	428,701
16	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services 3.2%
Centene Corp. (A)(B)(C)	5.375	06-01-26	255,000	$258,825
CVS Health Corp. (B)	3.350	03-09-21	699,000	695,931
CVS Health Corp. (A)(B)	5.050	03-25-48	653,000	636,572
DaVita, Inc. (A)(B)	5.000	05-01-25	405,000	381,206
Express Scripts Holding Company (A)(B)	4.750	11-15-21	1,000,000	1,029,048
HCA, Inc.	5.250	04-15-25	375,000	382,969
HCA, Inc. (A)(B)	5.250	06-15-26	320,000	325,600
HCA, Inc. (A)(B)	7.500	02-15-22	300,000	325,500
MEDNAX, Inc. (B)(C)	5.250	12-01-23	290,000	290,000
Select Medical Corp.	6.375	06-01-21	360,000	363,150
Team Health Holdings, Inc. (A)(B)(C)	6.375	02-01-25	65,000	55,900
Universal Health Services, Inc. (B)(C)	4.750	08-01-22	240,000	240,000
Universal Health Services, Inc. (C)	5.000	06-01-26	309,000	305,910
Life sciences tools and services 0.1%
IQVIA, Inc. (B)(C)	4.875	05-15-23	260,000	257,075
Pharmaceuticals 0.7%
Allergan Funding SCS (A)(B)	3.800	03-15-25	375,000	361,365
Bausch Health Companies, Inc. (C)	6.125	04-15-25	375,000	344,888
Bayer US Finance II LLC (B)(C)	3.500	06-25-21	200,000	198,736
Teva Pharmaceutical Finance Netherlands III BV	6.750	03-01-28	235,000	240,311
Industrials 9.9%				16,437,222
Aerospace and defense 0.7%
Arconic, Inc. (A)(B)	5.125	10-01-24	324,000	317,925
Huntington Ingalls Industries, Inc. (B)(C)	5.000	11-15-25	511,000	528,374
Kratos Defense & Security Solutions, Inc. (A)(B)(C)	6.500	11-30-25	215,000	222,095
Air freight and logistics 0.1%
XPO Logistics, Inc. (A)(B)(C)	6.500	06-15-22	211,000	216,275
Airlines 4.8%
Air Canada 2013-1 Class A Pass Through Trust (B)(C)	4.125	11-15-26	215,978	216,605
Air Canada 2017-1 Class B Pass Through Trust (C)	3.700	07-15-27	320,000	307,776
America West Airlines 2000-1 Pass Through Trust	8.057	01-02-22	73,849	78,213
American Airlines 2000-1 Pass Through Trust	6.977	11-23-22	85,300	87,526
American Airlines 2013-2 Class A Pass Through Trust (B)	4.950	07-15-24	359,855	368,168
American Airlines 2015-1 Class A Pass Through Trust (A)(B)	3.375	11-01-28	280,753	268,709
American Airlines 2015-1 Class B Pass Through Trust (B)	3.700	11-01-24	455,077	445,247
American Airlines 2016-1 Class A Pass Through Trust (B)	4.100	07-15-29	371,689	367,972
American Airlines 2017-1 Class A Pass Through Trust (B)	4.000	08-15-30	180,131	175,430
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	17

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
American Airlines 2017-1 Class AA Pass Through Trust (B)	3.650	08-15-30	277,125	$269,449
American Airlines 2017-2 Class A Pass Through Trust (B)	3.600	04-15-31	163,454	155,706
Azul Investments LLP (A)(B)(C)	5.875	10-26-24	95,000	85,619
British Airways 2013-1 Class A Pass Through Trust (B)(C)	4.625	06-20-24	493,094	503,104
British Airways 2013-1 Class B Pass Through Trust (C)	5.625	12-20-21	79,723	80,879
British Airways 2018-1 Class A Pass Through Trust (B)(C)	4.125	03-20-33	146,989	145,387
Continental Airlines 1999-1 Class A Pass Through Trust	6.545	08-02-20	47,805	48,125
Continental Airlines 2007-1 Class A Pass Through Trust (B)	5.983	10-19-23	386,387	404,509
Continental Airlines 2012-1 Class B Pass Through Trust	6.250	10-11-21	106,214	108,307
Delta Air Lines 2002-1 Class G-1 Pass Through Trust (B)	6.718	07-02-24	489,397	517,783
Delta Air Lines 2011-1 Class A Pass Through Trust	5.300	10-15-20	138,728	139,560
Delta Air Lines, Inc. (B)	3.625	03-15-22	476,000	467,990
Delta Air Lines, Inc.	4.375	04-19-28	355,000	338,148
Northwest Airlines 2007-1 Class A Pass Through Trust (B)	7.027	05-01-21	279,924	288,965
United Airlines 2014-2 Class A Pass Through Trust (B)	3.750	03-03-28	402,230	397,725
United Airlines 2014-2 Class B Pass Through Trust (B)	4.625	03-03-24	362,893	362,639
United Airlines 2016-1 Class A Pass Through Trust (B)	3.450	01-07-30	288,907	274,144
United Airlines 2016-1 Class B Pass Through Trust (B)	3.650	01-07-26	442,215	425,544
United Airlines 2018-1 Class B Pass Through Trust (B)	4.600	03-01-26	98,000	98,078
US Airways 2010-1 Class A Pass Through Trust	6.250	10-22-24	273,378	291,120
US Airways 2012-1 Class A Pass Through Trust (B)	5.900	04-01-26	216,158	230,835
Building products 0.4%
Masco Corp.	4.375	04-01-26	230,000	226,757
Masco Corp.	4.450	04-01-25	275,000	273,912
Owens Corning (B)	4.200	12-15-22	155,000	154,551
Commercial services and supplies 0.4%
LSC Communications, Inc. (A)(B)(C)	8.750	10-15-23	275,000	294,594
Prime Security Services Borrower LLC (A)(B)(C)	9.250	05-15-23	207,000	218,737
Tervita Escrow Corp. (C)	7.625	12-01-21	180,000	182,700
Construction and engineering 0.3%
AECOM (A)(B)	5.125	03-15-27	415,000	385,950
Tutor Perini Corp. (A)(B)(C)	6.875	05-01-25	88,000	88,110
18	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Electrical equipment 0.1%
EnerSys (B)(C)	5.000	04-30-23	95,000	$93,813
Resideo Funding, Inc. (A)(B)(C)	6.125	11-01-26	22,000	22,115
Machinery 0.0%
Stevens Holding Company, Inc. (C)	6.125	10-01-26	22,000	21,920
Professional services 0.9%
Equifax, Inc. (B)	3.600	08-15-21	230,000	228,095
Equifax, Inc. (B)	7.000	07-01-37	80,000	90,707
IHS Markit, Ltd. (C)	4.000	03-01-26	282,000	265,404
IHS Markit, Ltd. (C)	4.750	02-15-25	128,000	126,717
IHS Markit, Ltd.	4.750	08-01-28	305,000	297,842
IHS Markit, Ltd. (B)(C)	5.000	11-01-22	152,000	155,162
Verisk Analytics, Inc. (B)	4.000	06-15-25	394,000	388,455
Trading companies and distributors 2.2%
AerCap Global Aviation Trust (6.500% to 6-15-25, then 3 month LIBOR + 4.300%) (C)	6.500	06-15-45	350,000	358,750
AerCap Ireland Capital DAC (B)	4.625	10-30-20	435,000	441,417
AerCap Ireland Capital DAC (B)	5.000	10-01-21	373,000	383,008
Ahern Rentals, Inc. (C)	7.375	05-15-23	395,000	365,869
Aircastle, Ltd.	4.400	09-25-23	176,000	174,298
Aircastle, Ltd. (A)(B)	5.000	04-01-23	620,000	628,673
Aircastle, Ltd. (A)(B)	5.500	02-15-22	215,000	222,596
Aircastle, Ltd. (B)	6.250	12-01-19	195,000	200,389
Ashtead Capital, Inc. (C)	4.375	08-15-27	260,000	239,122
H&E Equipment Services, Inc. (A)(B)	5.625	09-01-25	131,000	124,778
United Rentals North America, Inc. (A)(B)	4.875	01-15-28	328,000	295,512
United Rentals North America, Inc.	5.500	07-15-25	260,000	253,338
Information technology 5.1%				8,402,686
Communications equipment 0.6%
Motorola Solutions, Inc. (B)	4.600	02-23-28	492,000	474,385
Telefonaktiebolaget LM Ericsson (A)(B)	4.125	05-15-22	545,000	535,213
Electronic equipment, instruments and components 0.5%
Tech Data Corp. (A)(B)	4.950	02-15-27	601,000	580,091
Trimble, Inc. (B)	4.900	06-15-28	270,000	267,986
IT services 0.4%
Banff Merger Sub, Inc. (A)(B)(C)	9.750	09-01-26	215,000	207,744
VeriSign, Inc.	4.750	07-15-27	145,000	136,525
VeriSign, Inc. (A)(B)	5.250	04-01-25	270,000	269,325
Semiconductors and semiconductor equipment 1.3%
Advanced Micro Devices, Inc.	7.000	07-01-24	170,000	177,013
Marvell Technology Group, Ltd. (B)	4.875	06-22-28	385,000	377,699
Microchip Technology, Inc. (B)(C)	3.922	06-01-21	255,000	253,161
Microchip Technology, Inc. (A)(B)(C)	4.330	06-01-23	583,000	570,043
NXP BV (B)(C)	4.625	06-01-23	645,000	639,356
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	19

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
Qorvo, Inc. (A)(B)(C)	5.500	07-15-26	110,000	$110,275
Software 1.2%
Autodesk, Inc. (B)	3.500	06-15-27	174,000	159,909
CA, Inc. (A)(B)	3.600	08-15-22	355,000	351,072
CDK Global, Inc.	5.875	06-15-26	74,000	74,555
Citrix Systems, Inc.	4.500	12-01-27	429,000	406,697
j2 Cloud Services LLC (C)	6.000	07-15-25	119,000	117,959
Microsoft Corp. (B)	4.450	11-03-45	340,000	351,812
Open Text Corp. (A)(B)(C)	5.875	06-01-26	265,000	266,325
Symantec Corp. (A)(B)(C)	5.000	04-15-25	272,000	255,894
Technology hardware, storage and peripherals 1.1%
Dell International LLC (A)(B)(C)	6.020	06-15-26	825,000	855,470
Dell International LLC (B)(C)	8.350	07-15-46	563,000	651,949
Western Digital Corp. (A)(B)	4.750	02-15-26	338,000	312,228
Materials 2.7%				4,494,026
Chemicals 1.4%
Braskem Finance, Ltd. (C)	7.000	05-07-20	515,000	533,025
Braskem Netherlands Finance BV (C)	4.500	01-10-28	340,000	314,075
Cydsa SAB de CV (C)	6.250	10-04-27	265,000	246,320
Mexichem SAB de CV (C)	5.500	01-15-48	315,000	277,046
Syngenta Finance NV (B)(C)	4.441	04-24-23	470,000	462,519
The Chemours Company (A)(B)	6.625	05-15-23	456,000	466,260
Construction materials 0.3%
Cemex SAB de CV (C)	6.125	05-05-25	360,000	357,300
U.S. Concrete, Inc. (A)(B)	6.375	06-01-24	145,000	135,213
Containers and packaging 0.3%
Ardagh Packaging Finance PLC (A)(B)(C)	6.000	02-15-25	215,000	201,563
Klabin Finance SA (C)	4.875	09-19-27	255,000	231,017
Metals and mining 0.6%
Anglo American Capital PLC (C)	4.750	04-10-27	270,000	259,996
Commercial Metals Company	5.375	07-15-27	92,000	85,215
Vale Overseas, Ltd.	6.250	08-10-26	248,000	264,740
Vedanta Resources PLC (C)	6.125	08-09-24	200,000	176,392
Vedanta Resources PLC (A)(B)(C)	6.375	07-30-22	240,000	224,520
Paper and forest products 0.1%
Norbord, Inc. (B)(C)	6.250	04-15-23	255,000	258,825
Real estate 1.8%				2,915,586
Equity real estate investment trusts 1.8%
American Homes 4 Rent LP (B)	4.250	02-15-28	305,000	289,126
American Tower Corp. (A)(B)	3.550	07-15-27	488,000	448,619
American Tower Corp. (B)	4.700	03-15-22	400,000	410,631
Equinix, Inc. (A)(B)	5.375	05-15-27	205,000	202,950
20	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Real estate (continued)
Equity real estate investment trusts (continued)
Iron Mountain, Inc. (C)	4.875	09-15-27	167,000	$148,630
Iron Mountain, Inc. (A)(B)	5.750	08-15-24	395,000	387,594
Omega Healthcare Investors, Inc. (B)	4.500	01-15-25	192,000	186,485
Ventas Realty LP (B)	3.500	02-01-25	335,000	318,246
VEREIT Operating Partnership LP	4.600	02-06-24	523,000	523,305
Utilities 5.6%				9,370,016
Electric utilities 2.4%
ABY Transmision Sur SA (C)	6.875	04-30-43	246,900	274,368
Duke Energy Corp. (B)	3.550	09-15-21	1,000,000	999,388
Electricite de France SA (B)(C)	3.625	10-13-25	260,000	248,276
Electricite de France SA (5.250% to 1-29-23, then 10 Year U.S. Swap Rate + 3.709%) (B)(C)(F)	5.250	01-29-23	485,000	467,007
Emera US Finance LP (B)	3.550	06-15-26	183,000	169,648
Empresa Electrica Angamos SA (C)	4.875	05-25-29	344,340	335,623
Exelon Generation Company LLC (B)	4.000	10-01-20	1,000,000	1,008,060
Instituto Costarricense de Electricidad (C)	6.375	05-15-43	215,000	152,381
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (A)(B)(F)	6.250	02-01-22	320,000	329,600
Gas utilities 0.1%
AmeriGas Partners LP	5.500	05-20-25	183,000	171,105
Independent power and renewable electricity producers 1.2%
Clearway Energy Operating LLC	5.375	08-15-24	266,000	263,174
Greenko Dutch BV (C)	4.875	07-24-22	310,000	291,493
IPALCO Enterprises, Inc. (A)(B)	3.700	09-01-24	60,000	57,927
NextEra Energy Capital Holdings, Inc. (B)	3.550	05-01-27	490,000	465,957
NextEra Energy Operating Partners LP (A)(B)(C)	4.500	09-15-27	110,000	101,475
NRG Energy, Inc.	6.250	05-01-24	585,000	597,215
NRG Energy, Inc. (A)(B)	6.625	01-15-27	305,000	315,294
Multi-utilities 1.9%
Berkshire Hathaway Energy Company (B)	8.480	09-15-28	550,000	723,930
CMS Energy Corp. (B)	5.050	03-15-22	1,000,000	1,039,460
Dominion Energy, Inc. (B)	3.625	12-01-24	1,000,000	980,000

Enable Midstream Partners LP (B)	4.950	05-15-28	387,000	378,635
Capital preferred securities (H) 0.4% (0.2% of Total investments)				$617,861
(Cost $553,251)
Financials 0.4%				617,861
Banks 0.2%
BAC Capital Trust XIV, Series G (Greater of 3 month LIBOR + 0.400% or 4.000%) (F)(G)	4.000	11-19-18	420,000	343,875
Capital markets 0.2%

State Street Corp. (3 month LIBOR + 1.000%) (B)(G)	3.334	06-01-77	312,000	273,986
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	21

	Rate (%)	Maturity date	Par value^	Value

Term loans (I) 0.6% (0.4% of Total investments)				$947,534
(Cost $934,926)
Communication services 0.1%				200,126
Entertainment 0.1%
Metro-Goldwyn-Mayer, Inc. (1 month LIBOR + 4.500%)	6.810	07-03-26	200,000	200,126
Energy 0.1%				97,545
Oil, gas and consumable fuels 0.1%
FTS International, Inc. (1 month LIBOR + 4.750%)	7.052	04-16-21	97,708	97,545
Financials 0.1%				139,863
Capital markets 0.1%
LSF9 Atlantis Holdings LLC (1 month LIBOR + 6.000%)	8.281	05-01-23	145,313	139,863
Health care 0.3%				510,000
Health care providers and services 0.3%

Gentiva Health Services, Inc. (1 month LIBOR + 7.000%)	9.313	07-02-26	500,000	510,000
Collateralized mortgage obligations 13.1% (8.5% of Total investments)				$21,655,012
(Cost $21,552,411)
Commercial and residential 10.7%				17,748,353
Americold LLC Series 2010-ARTA, Class D (C)	7.443	01-14-29	605,000	643,173
Angel Oak Mortgage Trust I LLC Series 2018-3, Class A1 (C)(J)	3.649	09-25-48	221,591	221,824
Arroyo Mortgage Trust Series 2018-1, Class A1 (C)(J)	3.763	04-25-48	770,825	769,454
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class C (C)(J)	3.596	04-14-33	490,000	475,463
BBCMS Mortgage Trust Series 2018-TALL, Class E (1 month LIBOR + 2.437%) (C)(G)	4.717	03-15-37	214,000	214,213
BBCMS Trust
Series 2015-MSQ, Class D (C)(J)	3.990	09-15-32	480,000	471,434
Series 2015-SRCH, Class D (C)(J)	4.957	08-10-35	370,000	375,975
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-1, Class B2 (E)(J)	3.518	03-25-35	405	11,132
BHMS Mortgage Trust Series 2018-ATLS, Class A (1 month LIBOR + 1.250%) (C)(G)	3.530	07-15-35	300,000	299,903
BWAY Mortgage Trust Series 2015-1740, Class XA IO (C)	0.896	01-10-35	6,885,000	194,105
BX Commercial Mortgage Trust
Series 2018-BIOA, Class D (1 month LIBOR + 1.321%) (C)(G)	3.601	03-15-37	245,000	245,150
Series 2018-IND, Class A (1 month LIBOR + 0.750%) (C)(G)	3.080	11-15-35	586,000	585,624
22	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F (C)(J)	3.786	04-10-28	325,000	$321,175
CGDBB Commercial Mortgage Trust Series 2017-BIOC, Class E (1 month LIBOR + 2.150%) (C)(G)	4.430	07-15-32	264,000	263,835
CHT Mortgage Trust Series 2017-CSMO, Class D (1 month LIBOR + 2.250%) (C)(G)	4.530	11-15-36	370,000	370,920
Citigroup Commercial Mortgage Trust Series 2017-1500, Class E (1 month LIBOR + 2.500%) (C)(G)	4.780	07-15-32	126,000	125,573
CLNS Trust Series 2017-IKPR, Class C (1 month LIBOR + 1.100%) (C)(G)	3.387	06-11-32	160,000	159,798
Cold Storage Trust Series 2017-ICE3, Class D (1 month LIBOR + 2.100%) (C)(G)	4.380	04-15-36	355,000	355,656
COLT Mortgage Loan Trust Series 2018-2, Class A1 (C)(J)	3.470	07-27-48	94,051	93,713
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR2, Class XA IO	1.652	08-15-45	1,861,539	93,812
Series 2012-CR3 Class XA IO	1.876	10-15-45	2,678,908	159,272
Series 2013-CR6, Class XA IO	1.067	03-10-46	2,743,486	81,101
Commercial Mortgage Trust (Citigroup/Deutsche Bank AG) Series 2018-COR3, Class XA IO	0.449	05-10-51	2,759,949	100,005
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2012-LC4, Class B (J)	4.934	12-10-44	360,000	364,451
Series 2013-300P, Class D (C)(J)	4.394	08-10-30	620,000	618,394
Series 2014-TWC, Class D (1 month LIBOR + 2.250%) (C)(G)	4.383	02-13-32	445,000	447,208
Commercial Mortgage Trust (Deutsche Bank AG/Morgan Stanley) Series 2014-PAT, Class D (1 month LIBOR + 2.150%) (C)(G)	4.431	08-13-27	775,000	777,715
Core Industrial Trust
Series 2015-CALW, Class F (C)(J)	3.850	02-10-34	360,000	350,464
Series 2015-CALW, Class XA IO (C)	0.810	02-10-34	3,601,156	81,246
GAHR Commercial Mortgage Trust
Series 2015-NRF, Class DFX (C)(J)	3.382	12-15-34	345,000	342,444
Series 2015-NRF, Class EFX (C)(J)	3.382	12-15-34	495,000	489,525
Galton Funding Mortgage Trust Series 2018-1, Class A43 (C)(J)	3.500	11-25-57	184,535	182,961
Great Wolf Trust Series 2017-WOLF, Class E (1 month LIBOR + 3.100%) (C)(G)	5.530	09-15-34	90,000	90,111
GS Mortgage Securities Trust
Series 2012-GC17, Class XA IO	2.212	05-10-45	5,146,639	232,050
Series 2016-RENT, Class D (C)(J)	4.067	02-10-29	420,000	415,660
Series 2017-485L, Class C (C)(J)	3.982	02-10-37	240,000	231,662
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	23

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2018-CHLL Class D (1 month LIBOR + 1.650%) (C)(G)	3.238	02-15-37	850,000	$852,649
Series 2018-CHLL, Class E (1 month LIBOR + 2.350%) (C)(G)	3.938	02-15-37	155,000	155,580
HarborView Mortgage Loan Trust
Series 2005-2, Class X IO	1.052	05-19-35	3,598,978	109,827
Series 2007-3, Class ES IO (C)	0.350	05-19-47	5,336,251	94,693
Series 2007-4, Class ES IO	0.350	07-19-47	5,522,973	82,772
Series 2007-6, Class ES IO (C)	0.353	08-19-37	4,672,094	83,128
Hilton Orlando Trust Series 2018-ORL, Class D (1 month LIBOR + 1.700%) (C)(G)	3.980	12-15-34	110,000	109,998
IMT Trust Series 2017-APTS, Class CFX (C)(J)	3.497	06-15-34	190,000	182,128
IndyMac Index Mortgage Loan Trust
Series 2005-AR12, Class AX2 IO	1.022	07-25-35	3,761,931	51,046
Series 2005-AR8, Class AX2 IO	1.235	05-25-35	3,919,687	80,354
Series 2005-AR18, Class 1X IO	1.444	10-25-36	5,249,629	175,015
Series 2005-AR18, Class 2X IO	1.066	10-25-36	4,707,827	12,089
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-C14, Class XA IO (C)	1.431	07-05-32	2,733,988	124,611
Series 2018-PHH, Class A (1 month LIBOR + 0.910%) (C)(G)	3.190	06-15-35	170,000	169,732
Morgan Stanley Capital I Trust Series 2017-CLS, Class D (1 month LIBOR + 1.400%) (C)(G)	3.680	11-15-34	354,000	353,776
MSCG Trust Series 2016-SNR, Class D (C)	6.550	11-15-34	395,250	389,403
Natixis Commercial Mortgage Securities Trust
Series 2018-285M, Class D (C)(J)	3.790	11-15-32	100,000	97,136
Series 2018-ALXA, Class C (C)(J)	4.316	01-15-43	175,000	171,807
One Market Plaza Trust Series 2017-1MKT, Class D (C)	4.146	02-10-32	190,000	184,800
Starwood Mortgage Residential Trust Series 2018-IMC1, Class A1 (C)(J)	3.793	03-25-48	143,706	143,684
UBS Commercial Mortgage Trust Series 2012-C1, Class B	4.822	05-10-45	405,000	418,110
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class XA IO (C)	1.329	05-10-63	3,452,322	135,134
VNDO Mortgage Trust Series 2013-PENN, Class D (C)(J)	3.947	12-13-29	612,000	608,497
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (C)(J)	2.710	03-18-28	935,000	918,851
Series 2017-SMP, Class D (1 month LIBOR + 1.650%) (C)(G)	3.930	12-15-34	120,000	120,491
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class B XA IO (C)	1.887	11-15-45	3,865,743	234,242
Series 2013-C15, Class B (J)	4.473	08-15-46	155,000	156,456
Series 2013-C16, Class B (J)	5.038	09-15-46	265,000	276,143
24	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency 2.4%				$3,906,659
Federal Home Loan Mortgage Corp.
Series 2016-DNA3, Class M2 (1 month LIBOR + 2.000%) (G)	4.216	12-25-28	219,970	222,391
Series K005, Class AX IO	1.532	11-25-19	2,223,585	26,734
Series K017, Class X1 IO	1.482	12-25-21	3,666,353	122,277
Series K018, Class X1 IO	1.500	01-25-22	3,354,083	114,467
Series K021, Class X1 IO	1.586	06-25-22	922,989	39,892
Series K022, Class X1 IO	1.364	07-25-22	3,774,891	143,129
Series K707, Class X1 IO	1.625	12-25-18	1,064,164	11
Series K709, Class X1 IO	1.627	03-25-19	2,673,498	6,836
Series K710, Class X1 IO	1.858	05-25-19	3,098,787	13,202
Series K718, Class X1 IO	0.759	01-25-22	16,268,570	276,972
Government National Mortgage Association
Series 2012-114, Class IO	0.786	01-16-53	1,482,943	76,658
Series 2016-174, Class IO	0.900	11-16-56	2,096,040	156,149
Series 2017-109, Class IO	0.611	04-16-57	2,570,983	142,336
Series 2017-124, Class IO	0.706	01-16-59	3,235,653	206,834
Series 2017-135, Class IO	0.839	10-16-58	2,087,546	142,841
Series 2017-140, Class IO	0.610	02-16-59	1,906,883	114,916
Series 2017-20, Class IO	0.748	12-16-58	4,009,116	241,241
Series 2017-22, Class IO	1.022	12-16-57	1,400,313	122,227
Series 2017-3, Class IO	0.908	09-16-58	3,716,295	273,622
Series 2017-46, Class IO	0.620	11-16-57	3,025,204	176,344
Series 2017-61, Class IO	0.768	05-16-59	1,815,508	133,465
Series 2017-74, Class IO	0.778	09-16-58	3,349,070	203,403
Series 2018-114, Class IO	0.540	04-16-60	4,023,937	239,062
Series 2018-35, Class IO	0.523	03-16-60	3,118,575	177,543
Series 2018-43, Class IO	0.577	05-16-60	4,830,324	274,911
Series 2018-69, Class IO	0.535	04-16-60	2,164,874	130,730

Series 2018-9, Class IO	0.558	01-16-60	2,287,438	128,466
Asset backed securities 8.5% (5.5% of Total investments)				$14,178,889
(Cost $14,272,250)
Asset backed securities 8.5%				14,178,889
AccessLex Institute Series 2007-A, Class A3 (3 month LIBOR + 0.300%) (G)	2.611	05-25-36	296,832	292,770
Ally Auto Receivables Trust Series 2018-2, Class A4	3.090	06-15-23	315,000	313,477
Americredit Automobile Receivables Trust Series 2018-2, Class C	3.590	06-18-24	195,000	194,019
Applebee's Funding LLC Series 2014-1, Class A2 (C)	4.277	09-05-44	990,000	973,982
Arby's Funding LLC Series 2015-1A, Class A2 (C)	4.969	10-30-45	620,800	623,575
CLI Funding LLC Series 2018-1A, Class A (C)	4.030	04-18-43	417,104	412,558
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	25

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
CNH Equipment Trust Series 2018-B, Class A3	3.190	11-15-23	441,000	$440,098
Coinstar Funding LLC Series 2017-1A, Class A2 (C)	5.216	04-25-47	374,300	376,906
Collegiate Funding Services Education Loan Trust Series 2005-A, Class A4 (3 month LIBOR + 0.200%) (G)	2.651	03-28-35	228,000	221,781
ContiMortgage Home Equity Loan Trust Series 1995-2, Class A5	8.100	08-15-25	20,086	12,881
CWABS Asset-Backed Certificates Trust Series 2004-10, Class AF5B	4.648	02-25-35	185,374	184,439
DB Master Finance LLC
Series 2015-1A, Class A2II (C)	3.980	02-20-45	477,675	477,675
Series 2017-1A, Class A2I (C)	3.629	11-20-47	119,100	115,370
Series 2017-1A, Class A2II (C)	4.030	11-20-47	143,913	140,335
Domino's Pizza Master Issuer LLC Series 2017-1A, Class A23 (C)	4.118	07-25-47	577,688	565,550
Driven Brands Funding LLC Series 2015-1A, Class A2 (C)	5.216	07-20-45	518,950	531,234
FOCUS Brands Funding LLC Series 2017-1A, Class A2I (C)	3.857	04-30-47	142,825	141,372
Hilton Grand Vacations Trust Series 2018-AA, Class A (C)	3.540	02-25-32	127,640	127,358
Honda Auto Receivables Owner Trust
Series 2018-2, Class A3	3.010	05-18-22	250,000	249,242
Series 2018-3, Class A3	2.950	08-22-22	195,000	194,093
KeyCorp Student Loan Trust Series 2004-A, Class 1A2 (3 month LIBOR + 0.240%) (G)	2.577	10-27-42	184,130	180,432
MVW Owner Trust Series 2018-1A, Class A (C)	3.450	01-21-36	378,218	376,012
New Residential Mortgage LLC
Series 2018-FNT1, Class A (C)	3.610	05-25-23	293,714	291,693
Series 2018-FNT2, Class A (C)	3.790	07-25-54	185,432	184,671
NextGear Floorplan Master Owner Trust
Series 2017-1A, Class A2 (C)	2.540	04-18-22	365,000	360,985
Series 2018-1A, Class A2 (C)	3.220	02-15-23	105,000	104,174
Series 2018-2A, Class A2 (C)	3.690	10-16-23	265,000	265,769
NRZ Excess Spread-Collateralized Notes
Series 2018-PLS1, Class A (C)	3.193	01-25-23	138,771	137,835
Series 2018-PLS2, Class A (C)	3.265	02-25-23	196,944	195,491
Santander Drive Auto Receivables Trust
Series 2018-2, Class C	3.350	07-17-23	195,000	193,625
Series 2018-3, Class C	3.510	08-15-23	465,000	463,009
SLM Private Credit Student Loan Trust Series 2006-A, Class A5 (3 month LIBOR + 0.290%) (G)	2.624	06-15-39	130,588	127,438
Sonic Capital LLC Series 2016-1A, Class A2 (C)	4.472	05-20-46	211,342	211,121
Taco Bell Funding LLC Series 2016-1A, Class A2I (C)	3.832	05-25-46	507,275	506,793
26	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Textainer Marine Containers VII, Ltd. Series 2018-1A, Class A (C)	4.110	07-20-43	270,050	$267,046
Towd Point Mortgage Trust
Series 2015-1, Class A5 (C)(J)	3.730	10-25-53	125,000	124,986
Series 2015-2, Class 1M2 (C)(J)	3.642	11-25-60	300,000	298,632
Series 2017-2, Class A1 (C)(J)	2.750	04-25-57	107,801	105,455
Series 2018-1, Class A1 (C)(J)	3.000	01-25-58	199,497	194,717
Series 2018-3, Class A1 (C)(J)	3.750	05-25-58	289,577	288,176
Series 2018-4, Class A1 (C)(J)	3.000	06-25-58	450,616	435,456
Series 2018-5, Class A1A (C)(J)	3.250	08-25-58	128,538	126,657
Toyota Auto Receivables Owner Trust Series 2018-C, Class A3	3.020	12-15-22	525,000	522,975
Triton Container Finance V LLC Series 2018-1A, Class A (C)	3.950	03-20-43	334,292	329,610
Vantage Data Centers Issuer LLC Series 2018-1A, Class A2 (C)	4.072	02-16-43	198,667	198,136
Westgate Resorts LLC
Series 2014-1A, Class A (C)	2.150	12-20-26	168,495	168,060
Series 2014-1A, Class B (C)	3.250	12-20-26	112,621	112,408
Series 2015-2A, Class B (C)	4.000	07-20-28	118,918	118,561
Series 2016-1A, Class A (C)	3.500	12-20-28	134,237	133,712
Series 2017-1A, Class A (C)	3.050	12-20-30	207,649	205,460
World Omni Automobile Lease Securitization Trust Series 2018-B, Class A3	3.190	12-15-21	362,000	361,079

	Shares	Value
Common stocks 0.3% (0.2% of Total investments)		$505,520
(Cost $515,695)
Energy 0.3%		505,520
Oil, gas and consumable fuels 0.3%

Royal Dutch Shell PLC, ADR, Class A	8,000	505,520
Preferred securities (K) 1.6% (1.1% of Total investments)		$2,705,689
(Cost $2,684,493)
Consumer staples 0.3%		528,125
Food and staples retailing 0.3%
Ocean Spray Cranberries, Inc., 6.250% (C)	6,250	528,125
Financials 0.5%		900,328
Banks 0.5%
GMAC Capital Trust I (3 month LIBOR + 5.785%), 8.099% (G)	24,985	656,106
Wells Fargo & Company, Series L, 7.500%	192	244,222
Real estate 0.5%		772,941
Equity real estate investment trusts 0.5%
Crown Castle International Corp., Series A, 6.875%	740	772,941
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	27

	Shares	Value
Utilities 0.3%		$504,295
Multi-utilities 0.3%
Dominion Energy, Inc., 6.750%	5,540	265,643
DTE Energy Company, 6.500%	4,475	238,652

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.8% (1.1% of Total investments)				$2,952,000
(Cost $2,952,000)
U.S. Government Agency 1.8%				2,952,000
Federal Home Loan Bank Discount Note	2.050	11-01-18	2,952,000	2,952,000

Total investments (Cost $261,284,438) 154.0%	$255,128,208
Other assets and liabilities, net (54.0%)	(89,494,652)
Total net assets 100.0%	$165,633,556

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
(A)	All or a portion of this security is on loan as of 10-31-18, and is a component of the fund's leverage under the Liquidity Agreement.
(B)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 10-31-18 was $103,406,546. A portion of the securities pledged as collateral were loaned pursuant to the Liquidity Agreement. The value of securities on loan amounted to $43,663,561.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $68,609,311 or 41.4% of the fund's net assets as of 10-31-18.
(D)	Non-income producing - Issuer is in default.
(E)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(F)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(G)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(H)	Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.
(I)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(J)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(K)	Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 10-31-18, the aggregate cost of investments for federal income tax purposes was $262,652,730. Net unrealized depreciation aggregated to $7,524,522, of which $2,054,816 related to gross unrealized appreciation and $9,579,338 related to gross unrealized depreciation.
28	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-18

Assets
Unaffiliated investments, at value (Cost $261,284,438)	$255,128,208
Cash	93,630
Dividends and interest receivable	2,367,724
Receivable for investments sold	82,417
Other assets	18,638
Total assets	257,690,617
Liabilities
Liquidity agreement	91,300,000
Payable for investments purchased	430,599
Interest payable	226,833
Payable to affiliates
Accounting and legal services fees	27,008
Trustees' fees	297
Other liabilities and accrued expenses	72,324
Total liabilities	92,057,061
Net assets	$165,633,556
Net assets consist of
Paid-in capital	$175,067,771
Accumulated distributable earnings (accumulated loss)	(9,434,215)
Net assets	$165,633,556

Net asset value per share
Based on 11,646,585 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$ 14.22
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	29

STATEMENT OF OPERATIONS For the year ended  10-31-18

Investment income
Interest	$11,450,006
Dividends	234,471
Less foreign taxes withheld	(5,230)
Total investment income	11,679,247
Expenses
Investment management fees	1,386,668
Interest expense	2,274,581
Accounting and legal services fees	55,129
Transfer agent fees	78,501
Trustees' fees	45,076
Custodian fees	30,626
Printing and postage	64,691
Professional fees	64,140
Stock exchange listing fees	23,773
Other	10,499
Total expenses	4,033,684
Less expense reductions	(22,347)
Net expenses	4,011,337
Net investment income	7,667,910
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(345,298)
(345,298)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(14,450,218)
(14,450,218)
Net realized and unrealized loss	(14,795,516)
Decrease in net assets from operations	$(7,127,606)

30	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-18	Year ended 10-31-17
Increase (decrease) in net assets
From operations
Net investment income	$7,667,910	$8,702,071
Net realized gain (loss)	(345,298)	1,132,390
Change in net unrealized appreciation (depreciation)	(14,450,218)	510,844
Increase (decrease) in net assets resulting from operations	(7,127,606)	10,345,305
Distributions to shareholders
From net investment income and net realized gain	(8,611,487)	—
From net investment income	—	(9,432,571)
Total distributions	(8,611,487)	(9,432,571)
Total increase (decrease)	(15,739,093)	912,734
Net assets
Beginning of year	181,372,649	180,459,915
End of year[1]	$165,633,556	$181,372,649
Share activity
Shares outstanding
Beginning of year	11,646,585	11,646,585
End of year	11,646,585	11,646,585

[1]	Net assets - End of year includes undistributed net investment income of $1,022,705 in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	31

STATEMENT OF CASH FLOWS For the year ended   10-31-18

Cash flows from operating activities
Net decrease in net assets from operations	$(7,127,606)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(176,724,869)
Long-term investments sold	175,190,676
Net purchases and sales in short-term investments	2,028,000
Net amortization of premium (discount)	2,504,939
(Increase) Decrease in assets:
Dividends and interest receivable	117,600
Receivable for investments sold	13,447,266
Receivable for delayed delivery securities sold	2,335,038
Other assets	4,894
Increase (Decrease) in liabilities:
Payable for investments purchased	(800,475)
Payable for delayed delivery securities purchased	(17,221,641)
Interest payable	82,315
Payable to affiliates	23,104
Other liabilities and accrued expenses	(27,950)
Net change in unrealized (appreciation) depreciation on:
Investments	14,450,218
Net realized (gain) loss on:
Investments	345,298
Net cash provided by operating activities	$8,626,807
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(8,611,487)
Net cash used in financing activities	$(8,611,487)
Net increase in cash	$15,320
Cash at beginning of year	$78,310
Cash at end of year	$93,630
Supplemental disclosure of cash flow information:
Cash paid for interest	$2,192,266
32	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
Period ended	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$15.57	$15.49	$15.14	$15.84	$15.37
Net investment income[1]	0.66	0.75	0.79	0.81	0.86
Net realized and unrealized gain (loss) on investments	(1.27)	0.14	0.41	(0.62)	0.56
Total from investment operations	(0.61)	0.89	1.20	0.19	1.42
Less distributions
From net investment income	(0.74)	(0.81)	(0.85)	(0.90)	(0.95)
Anti-dilutive impact of repurchase plan	—	—	—	0.01 [2]	—
Net asset value, end of period	$14.22	$15.57	$15.49	$15.14	$15.84
Per share market value, end of period	$13.14	$14.81	$14.26	$13.86	$14.29
Total return at net asset value (%)[3,4]	(3.76)	6.28	8.52	1.84	10.02
Total return at market value (%)[3]	(6.50)	9.82	9.20	3.28	6.83
Ratios and supplemental data
Net assets, end of period (in millions)	$166	$181	$180	$176	$186
Ratios (as a percentage of average net assets):
Expenses before reductions	2.34	1.82	1.58	1.45	1.33
Expenses including reductions[5]	2.32	1.81	1.57	1.43	1.32
Net investment income	4.44	4.87	5.24	5.22	5.50
Portfolio turnover (%)	68	47	43	51	52
Senior securities
Total debt outstanding end of period (in millions)	$91	$91	$91	$91	$91
Asset coverage per $1,000 of debt[6]	$2,814	$2,987	$2,977	$2,932	$3,037

[1]	Based on average daily shares outstanding.
[2]	The repurchase plan was completed at an average repurchase price of $13.86 for 96,519 shares for the period ended 10-31-15.
[3]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Expenses including reductions excluding interest expense were 1.01%, 0.99%, 1.02%, 1.01% and 1.00% for the periods ended 10-31-18, 10-31-17, 10-31-16, 10-31-15 and 10-31-14, respectively.
[6]	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 7). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	33

Notes to financial statements

Note 1 — Organization

John Hancock Income Securities Trust (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       34

The following is a summary of the values by input classification of the fund's investments as of October 31, 2018, by major security category or type:

	Total value at 10-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$77,958,555	—	$77,958,555	—
Foreign government obligations	903,389	—	903,389	—
Corporate bonds	132,703,759	—	132,703,759	—
Capital preferred securities	617,861	—	617,861	—
Term loans	947,534	—	947,534	—
Collateralized mortgage obligations	21,655,012	—	21,643,880	$11,132
Asset backed securities	14,178,889	—	14,178,889	—
Common stocks	505,520	$505,520	—	—
Preferred securities	2,705,689	1,404,623	1,301,066	—
Short-term investments	2,952,000	—	2,952,000	—
Total investments in securities	$255,128,208	$1,910,143	$253,206,933	$11,132

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       35

the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities also have the risk that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of October 31, 2018, the fund has a short-term capital loss carryforward of $1,048,671 and a long-term capital loss carryforward of $1,932,970 available to offset future net realized capital gains. These carryforwards do not expire.

As of October 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2018 and 2017 was as follows:

	October 31, 2018	October 31, 2017
Ordinary income	$8,611,487	$9,432,571

As of October 31, 2018, the components of distributable earnings on a tax basis consisted of $1,071,948 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to expiration of a capital loss carryforward and amortization and accretion on debt securities.

Statement of cash flows. A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund's investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       36

through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments.

Note 3 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150 million of the fund's average daily managed assets (net assets plus borrowings under the Liquidity Agreement (see Note 8), (b) 0.375% of the next $50 million of the fund's average daily managed assets, (c) 0.350% of the next $100 million of the fund's average daily managed assets and (d) 0.300% of the fund's average daily managed assets in excess of $300 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2018, this waiver amounted to 0.01% of the fund's average daily managed assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to $22,347 for the year ended October 31, 2018.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2018 were equivalent to a net annual effective rate of 0.52% of the fund's average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended October 31, 2018 amounted to an annual rate of 0.02% of the fund's average daily managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       37

Note 5 — Fund share transactions

On March 12, 2015, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2017. The current share repurchase plan will remain in effect between January 1, 2018 to December 31, 2018. During the years ended October 31, 2018 and 2017, the fund had no activities under the repurchase program.

Note 6 — Leverage risk

The fund utilizes a Liquidity Agreement to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the Liquidity Agreement and have potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:

•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the Liquidity Agreement;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund's investments may subject the fund to greater risk of loss than would reinvestment of collateral in short-term highly rated investments.

In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Liquidity Agreement is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

Note 7 — Liquidity agreement

The fund has entered into a Liquidity Agreement (LA) with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $91.3 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at October 31, 2018 are shown in the Statement of assets and liabilities as the Liquidity agreement.

The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund's authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit.

Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       38

drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.

SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any of the fund's losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.

Under normal circumstances, interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.60%, is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. As of October 31, 2018, the fund had an aggregate balance of $91,300,000 at an interest rate of 2.91%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the year ended October 31, 2018, the average balance of the LA and the effective average interest rate were $91,300,000 and 2.49%, respectively.

After the six month anniversary of the effective date of the agreement, the fund may terminate the LA with 60 days' notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days' notice prior to terminating the LA.

Note 8 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $123,936,740 and $119,642,525 respectively, for the year ended October 31, 2018. Purchases and sales of U.S. Treasury obligations aggregated $52,788,129 and $55,548,151, respectively, for the year ended October 31, 2018.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of John Hancock Income Securities Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Income Securities Trust (the "Fund") as of October 31, 2018, the related statements of operations and cash flows for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, agent banks and broker; when replies were not received from agent banks and broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       40

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       41

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on February 14, 1973, and are publicly traded on the New York Stock Exchange (the NYSE). The fund's investment objective is to generate a high level of current income consistent with prudent investment risk. There can be no assurance that the fund will achieve its investment objective. The fund utilizes a credit facility agreement to increase its assets available for investments.

Under normal circumstances, the fund invests at least 80% of its net assets (plus borrowings for investment purposes) in income securities, consisting of the following: (i) marketable corporate debt securities, (ii) governmental obligations and (iii) cash and commercial paper. The fund will notify shareholders at least 60 days prior to any change in this 80% investment policy. The fund may invest up to 20% of its total assets in income-producing preferred securities and common stocks.

Dividends and distributions

During the year ended October 31, 2018, distributions from net investment income totaling $0.7394 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Income distributions
December 29, 2017	$0.2181
March 29, 2018	0.1737
June 29, 2018	0.1765
September 28, 2018	0.1711
Total	$0.7394

Dividend reinvestment plan

The fund's Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund's net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants' behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       42

charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date. Pursuant to regulatory changes, effective September 5, 2017, the settlement date is changed from three business days after the shares have been sold to two business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder's participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

Effective November 1, 2013, the Plan was revised to provide that Computershare Trust Company, N.A. no longer provides mail loss insurance coverage when shareholders mail their certificates to the fund's administrator.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       43

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Regular Mail:
Computershare
P.O. Box 505000
Louisville, KY 40233

Registered or Overnight Mail:
Computershare
462 South 4th Street, Suite 1600
Louisville, KY 40202

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       44

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Income Securities Trust (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       45

determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.

The Board also considered the differences between the Advisor's services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the fund's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the fund's operations and investor experience with the fund; and
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       46

(g)	the Advisor's reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor's analysis of the fund's performance; and
(e)	considered the fund's share performance and premium/discount information.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that, based on its net asset value, the fund outperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2017. The Board also noted that, based on its net asset value, the fund underperformed its peer group average for the one-year period and outperformed its peer group average for the three-, five- and ten-year periods ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index for the one-, three-, five- and ten-year periods and to the peer group for the three-, five- and ten-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund's total managed assets, which are attributable to common stock and borrowings. The Board noted that net management fees for the fund are lower than the peer group median and that net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       47

concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the fund, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(f)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(g)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(h)	noted that the subadvisory fees for the fund are paid by the Advisor;
(i)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management's discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.

The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       48

the fund's advisory fee structure. The Board also considered the Advisor's overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       49

to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund's performance, based on net asset value, has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       50

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	216
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	216
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	216
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	216
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	216
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       51

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	216
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2012	216
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	216
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	216

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2005	216
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       52

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2008	216
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	216
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	216
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	216
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       53

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary, John Hancock retail funds(2), John Hancock Variable Insurance Trust, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2018); Assistant Secretary of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2009).

The business address for all Trustees and Officers is 197 Clarendon Street, Boston, Massachusetts 02116-5010.

1	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       54

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

Listed New York Stock Exchange: JHS

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

For shareholder assistance refer to page  44

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 505000 Louisville, KY 40233	Express mail: Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       55

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 200 Berkeley Street ■ Boston, MA 02116-5010 800-852-0218 ■ jhinvestments.com
MF647929	P6A 10/18 12/18

ITEM 2. CODE OF ETHICS.

As of the end of the year, October 31, 2018, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for John Hancock Income Securities Trust for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $56,701 for the fiscal year ended October 31, 2018 and $53,901 for the fiscal year ended October 31, 2017. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services
Audit-related fees for John Hancock Income Securities Trust amounted to $0 for the fiscal year ended October 31, 2018 and $0 for the fiscal year ended October 31, 2017 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). In addition, amounts billed to control affiliates for service provider internal controls reviews were $110,200 and $106,517 for the fiscal years ended October 31, 2018 and 2017, respectively.

(c) Tax Fees
The aggregate fees for John Hancock Income Securities Trust billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,725 for the fiscal year ended October 31, 2018 and $3,725 for the fiscal year ended October 31, 2017. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees
The all other fees for John Hancock Income Securities Trust billed to the registrant for products and services provided by the principal accountant were $239 for the fiscal year ended October 31, 2018 and $832 for the fiscal year ended October 31, 2017 billed to control affiliates for products and services provided by the principal accountant. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2018, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $2,064,999 for the fiscal year ended October 31, 2018 and $8,884,223 for the fiscal year ended October 31, 2017.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit - Proxy Voting Policies and Procedures.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers
Management Biographies

Below is a list of the John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management”) portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of October 31, 2018.

Jeffrey N. Given, CFA
Senior Managing Director and Senior Portfolio Manager
John Hancock Asset Management since 2012
Managing Director, John Hancock Asset Management (2005–2012)
Second Vice President, John Hancock Advisers, LLC (1993–2005)
Began business career in 1993
Managed the Fund since 1999

Howard C. Greene, CFA
Senior Managing Director and Senior Portfolio Manager
John Hancock Asset Management since 2005
Began business career in 1979
Managed the Fund since 2005

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2018. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts
	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
	Accounts	$Million	Accounts	$Million	Accounts	$Million
Jeffrey N.	22	51,580	19	2,472	17	7,987
Given,
CFA
Howard C.	9	24,505	18	2,194	17	7,987
Greene,
CFA

Number and value of accounts within the total accounts that are subject to a performance-based advisory fee: None.

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Advisor and Subadvisor have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Subadvisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

●	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

●	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

●	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Advisor nor the Subadvisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

●	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

●	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently composed of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Subadvisor. A limited number of senior investment professionals, who serve as officers of both the Subadvisor and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

●	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

●	Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

●	Investment Performance: The investment performance of all accounts managed by the investment professional over one, three and five-year periods are considered. With respect to fixed income accounts, relative yields are also used to measure performance. The pre-tax performance of each account is measured relative to an appropriate benchmark and universe as identified in the table below.

●	The Profitability of the Subadvisor: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.
●	Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

●	Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

Fund	Peer Universe
Income Securities Trust	Morningstar US OE Intermediate-Term Bond

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2018 the value of shares beneficially owned by the portfolio managers in the Fund.

Range of Beneficial
Ownership in the
Portfolio Manager	Fund
Jeffrey N. Given, CFA	$1-$10,000
Howard C. Greene, CFA	$1-$10,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b)

REGISTRANT PURCHASES OF EQUITY SECURITIES

			Total number of	Maximum number
		Average	shares purchased	of shares that may
	Total number of	price per	as part of publicly	yet be purchased
Period	shares purchased	share	announced plans*	under the plans*
Nov-17	-	-	-	1,164,659
Dec-17	-	-	-	1,164,659
Jan-18	-	-	-	1,164,659
Feb-18	-	-	-	1,164,659
Mar-18	-	-	-	1,164,659
Apr-18	-	-	-	1,164,659
May-18	-	-	-	1,164,659
Jun-18	-	-	-	1,164,659
Jul-18	-	-	-	1,164,659
Aug-18	-	-	-	1,164,659
Sep-18	-	-	-	1,164,659
Oct-18	-	-	-	1,164,659
Total	-	-	-	1,164,659

*On March 12, 2015, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2017. The current share repurchase plan will remain in effect between January 1, 2018 to December 31, 2018.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 8 to the financial statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Income Securities Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 18, 2018

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	December 18, 2018